UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22700

Exchange Listed Funds Trust

(Exact name of registrant as specified in charter)

10900 Hefner Pointe Drive

Suite 400

Oklahoma City, Oklahoma 73120

(Address of principal executive offices)  (Zip code)

UMB Fund Services

235 W. Galena Street

Milwaukee, Wisconsin 53212

(Name and address of agent for service)

Registrant’s telephone number, including area code: (405) 778-8377

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a) Insert a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1)

EXCHANGE LISTED FUNDS TRUST

High Yield ETF

Annual Report

June 30, 2021

Exchange Listed Funds Trust TABLE OF CONTENTS	June 30, 2021

Before investing you should carefully consider the Fund’s investment objectives, risks, charges and expenses. This and other information is available in the Fund’s prospectus, a copy of which may be obtained by visiting the Fund’s website at www.hyldetf.com. Please read the Fund’s prospectus carefully before you invest.

There are risks involved with investing, including possible loss of principal, and there is no guarantee the Fund will achieve its investment objective. The Fund is classified as a diversified investment company under the Investment Company Act of 1940 (the “1940 Act”).

Individual shares of the Fund may be purchased or sold in the secondary market throughout the regular trading day on the NYSE Arca, Inc. (the “Exchange”) through a brokerage account. However, shares are not individually redeemable to the Fund. The Fund issues and redeems shares on a continuous basis, at net asset value, only in large blocks of shares (“Creation Units”).

Distributor: Foreside Fund Services, LLC

i

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	June 30, 2021 (Unaudited)

Dear HYLD Shareholders,

The High Yield ETF’s (“HYLD” or the “Fund”) return over the fiscal year ended June 30, 2021 was 18.58% based on NAV and 19.23% based on market price, versus a return of 15.37% for the Bloomberg Barclays U.S. Corporate High Yield Index. Over this time period, the Fund paid a dividend of $2.30 per share. Due to the unprecedented drop in corporate bond yields, we had to lower our monthly dividend from $0.20 per share to $0.17 per share. As of June 30, 2021, the Fund’s indicated dividend yield is 6.3%, approximately 2.5% higher than the Bloomberg Barclays U.S. Corporate High Yield Index.

In our previous annual shareholder letter, we had argued that while the rising number of COVID-19 cases in the U.S. could potentially be a catalyst for another sell-off, the June 30, 2021 fiscal year was likely to be a year of recovery. Based on our expectation for a robust macroeconomic recovery, aided by strong fiscal policies and an accommodative Federal Reserve, we made a case for exposure to lower-rated high-yield debt. The markets rewarded this view over the past year. With the economy recovering more rapidly than anticipated from the COVID-19 pandemic, default activity slowed from $18.5 billion in bonds and $8.1 billion in loans in June 2020 to just $3.2 billion in both bonds and loans in June 2021. Consequently, the spread between CCC and BB bonds has tightened to the lowest level since 2007. The Fund started the fiscal period with significant overweight at the lower end of the credit spectrum which helped HYLD deliver strong results to shareholders.

Another contributing factor to the Fund’s performance was duration management. At the end of calendar year 2020, we studied the impact of interest rates to high-yield bonds. Although near zero percent interest rates were expected to persist not for months, but for years as the Federal Reserve seeks to re-engineer an economy characterized by low inflation and an uneven labor market, we expected long-term interest rates to move higher and limited the overall duration of the Fund to 1.94 years at the start of 2021. After the violent spike in interest rates in the first quarter of 2021, we quickly realized that high-yield bonds were still very vulnerable to a large interest rate increase and the upside versus downside profile had improved for long-maturity bonds. In particular, many long-maturity BB bonds looked attractive relative to lower-rated bonds. As a result, we aggressively increased the Fund’s duration to 3.1 years. This too contributed to positive returns as the U.S. 10-year Treasury yield subsequently fell almost 30 basis points (0.3%) in the second quarter of 2021.

As we look forward, we believe as U.S. economic growth strengthens, bonds investors will continue to find opportunities in high yield debt that can hedge against rising inflation and interest rates. However, we believe further appreciation potential in the market is limited in light of very narrow credit spreads and high dollar prices. We have been reducing the Fund’s exposure to high price, short maturity bonds and deploying these proceeds to longer maturity bonds in recent months. We have also adjusted our credit exposure at each maturity bucket to capture the optimal risk-adjusted income: our average rating in the 1-3 year maturity bucket is three credit notches lower than the Barclays U.S. Corporate High Yield Index, while our exposure to the “belly” of the curve (3-10 year) is just one notch lower, and the long bonds in the Fund are mostly high quality BB or above.

Lastly, we should not gloss over the risk of COVID variants. The more transmissible delta variant is already delaying the recovery for many economies in the world and pushing some further into the doldrums. Further spread in the U.S. will likely bring increased volatility and downward pressure for risk assets.

The market has come out of the recovery and has generously rewarded investors with strong gains. However, we contend that the easy money has already been made. More than ever, we need the flexibility to dynamically re-position our portfolio to adapt to the changing macro environment. We will strive to remain nimble so that we can take advantage of opportunities to create value for our shareholders.

We appreciate your continued support of HYLD.

Sincerely,

J. Garrett Stevens
Chief Executive Officer
Exchange Traded Concepts

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)	June 30, 2021 (Unaudited)

Notes and definitions:

All data sourced from Bloomberg.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than original cost. Returns less than one year are not annualized. For the Funds most recent month end performance, please visit www.HYLDetf.com.

Indicated yield estimates the annual dividend return of a stock based on its most recent dividend. The Fund’s 30-day SEC yield as of June 30, 2021 was 4.07%. 30-Day SEC Yield is an annualized yield that is calculated by dividing the investment income earned by the Fund less expenses over the most recent 30-day period by the current maximum offering price.

Bond ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. Bonds rated AAA, AA, A and BBB are considered investment grade. Bonds rated BB, B, CCC, CC and C are considered below investment grade.

Quality ratings reflect the credit quality of the underlying securities in the Fund’s portfolio and not that of the fund itself. Quality ratings are subject to change.

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Continued)	June 30, 2021 (Unaudited)

Growth of a $10,000 Investment

(at net asset value)

	Inception Date of the Fund	Average Annual Return as of 6/30/21			Expense Ratio*
		One Year	Five Year	Ten Year	Gross	Net
High Yield ETF (Net Asset Value)	12/1/2010	18.58%	6.69%	3.29%	1.25%	1.25%
High Yield ETF (Market Price)		19.23%	6.86%	3.21%
Bloomberg Barclays U.S. Corporate High Yield Index		15.37%	7.48%	6.66%
Bloomberg Barclays U.S. Aggregate Bond Index		-0.33%	3.03%	3.39%

*    Reflects the expense ratio as reported in the Prospectus dated October 28, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains distributions. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Current performance may be lower or higher than performance data quoted. For the Fund’s most recent month end performance, please visit www.hyldetf.com.

There are no assurances that the Fund will meet its stated objective.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities. The information provided herein represents the opinion of Exchange Traded Concepts, LLC for the period stated and is subject to change at any time.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is an unmanaged index considered representative of the universe of U.S. fixed rate, non-investment grade debt. One cannot invest directly in an index.

High Yield ETF MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Concluded)	June 30, 2021 (Unaudited)

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. One cannot invest directly in an index.

The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

Net asset value (“NAV”) — The dollar value of a single share, is calculated by taking the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. Calculated at the end of each business day.

Market Price — Determined by using the closing price listed on the Exchange and does not represent returns an investor would receive if shares were traded at other times. Total Returns are calculated using the daily 4:00pm midpoint between the bid and offer. Shares are bought and sold at market price, not NAV and are not individually redeemed from.

High Yield ETF SCHEDULE OF INVESTMENTS	June 30, 2021
Principal Amount		Value
CORPORATE BONDS — 57.3%
	AEROSPACE/DEFENSE — 0.3%
$250,000	TransDigm UK Holdings PLC 6.875%, 5/15/2026«	$264,504
164,000	Triumph Group, Inc. 6.250%, 9/15/2024«,¤	167,076
		431,580
	AIRLINES — 1.0%
655,000	American Airlines, Inc. 11.750%, 7/15/2025¤	822,844
514,000	United Airlines Holdings, Inc. 4.875%, 1/15/2025	533,989
		1,356,833
	AUTO MANUFACTURERS — 2.1%
664,000	Ford Motor Co. 4.750%, 1/15/2043	706,330
684,000	JB Poindexter & Co., Inc. 7.125%, 4/15/2026«,¤	724,746
175,000	Navistar International Corp. 6.625%, 11/1/2025«,¤	180,798
956,000	PM General Purchaser LLC 9.500%, 10/1/2028«,¤	1,009,020
175,000	Wabash National Corp. 5.500%, 10/1/2025«,¤	179,225
		2,800,119
	AUTO PARTS & EQUIPMENT — 2.0%
400,000	Adient Global Holdings Ltd. 4.875%, 8/15/2026«,¤	412,192
778,000	American Axle & Manufacturing, Inc. 6.250%, 4/1/2025«	805,199
300,000	Dealer Tire LLC / DT Issuer LLC 8.000%, 2/1/2028«,¤	324,700
149,000	Goodyear Tire & Rubber Co. 4.875%, 3/15/2027«	158,288
600,000	Tenneco, Inc. 5.000%, 7/15/2026«	597,570
300,000	Wheel Pros, Inc. 6.500%, 5/15/2029«,¤	303,980
		2,601,929
	BANKS — 0.2%
300,000	Freedom Mortgage Corp. 7.625%, 5/1/2026«,¤	312,689
Principal Amount		Value
CORPORATE BONDS (Continued)
	BUILDING MATERIALS — 0.3%
$411,000	Patrick Industries, Inc. 7.500%, 10/15/2027«,¤	$445,929
	CHEMICALS — 2.0%
514,000	Cornerstone Chemical Co. 6.750%, 8/15/2024«,¤	485,134
163,000	CVR Partners LP / CVR Nitrogen Finance Corp. 9.250%, 6/15/2023«,¤	163,750
579,000	Olin Corp. 5.625%, 8/1/2029«	642,346
300,000	SCIH Salt Holdings, Inc. 6.625%, 5/1/2029«,¤	301,125
414,000	TPC Group, Inc. 10.500%, 8/1/2024«,¤	389,988
701,000	Venator Finance Sarl / Venator Materials LLC 5.750%, 7/15/2025«,¤	691,315
		2,673,658
	COAL — 1.2%
616,000	Alliance Resource Operating Partners LP / Alliance Resource Finance Corp. 7.500%, 5/1/2025«,¤	603,612
569,000	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp. 7.500%, 6/15/2025«,¤	591,220
348,000	Warrior Met Coal, Inc. 8.000%, 11/1/2024«,¤	353,655
		1,548,487
	COMMERCIAL SERVICES — 2.6%
234,000	Harsco Corp. 5.750%, 7/31/2027«,¤	246,762
616,000	Korn Ferry 4.625%, 12/15/2027«,¤	640,810
780,000	MPH Acquisition Holdings LLC 5.750%, 11/1/2028«,¤	784,863
689,000	Sabre GLBL, Inc. 7.375%, 9/1/2025«,¤	750,163
234,000	Sotheby’s 7.375%, 10/15/2027«,¤	253,003
750,000	WW International, Inc. 4.500%, 4/15/2029«,¤	756,641
		3,432,242

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2021
Principal Amount		Value
CORPORATE BONDS (Continued)
	COMPUTERS — 1.8%
$400,000	Dell International LLC / EMC Corp. 8.350%, 7/15/2046«	$655,355
214,000	Diebold Nixdorf, Inc. 9.375%, 7/15/2025«,¤	237,954
214,000	NCR Corp. 5.250%, 10/1/2030«,¤	222,299
1,274,600	Vericast Corp. 8.375%, 8/15/2022«,¤	1,301,819
		2,417,427
	COSMETICS/PERSONAL CARE — 0.4%
500,000	Coty, Inc. 6.500%, 4/15/2026«,¤	507,525
	DISTRIBUTION/WHOLESALE — 0.8%
164,000	Core & Main Holdings LP 8.625%, 9/15/2024«,¤	167,915
292,000	Performance Food Group, Inc. 5.500%, 6/1/2024«,¤	293,228
150,000	Resideo Funding, Inc. 6.125%, 11/1/2026«,¤	157,993
364,000	Wolverine Escrow LLC 9.000%, 11/15/2026«,¤	356,238
		975,374
	DIVERSIFIED FINANCIAL SERVICES — 2.9%
500,000	Coinbase Global, Inc. 0.500%, 6/1/2026*,¤	509,000
1,032,000	Curo Group Holdings Corp. 8.250%, 9/1/2025«,¤	1,069,410
534,000	Enova International, Inc. 8.500%, 9/1/2024«,¤	549,350
395,000	Oxford Finance LLC / Oxford Finance Co.-Issuer II, Inc. 6.375%, 12/15/2022«,¤	399,351
750,000	PRA Group, Inc. 7.375%, 9/1/2025«,¤	810,000
459,000	Voyager Aviation Holdings LLC 8.500%, 5/9/2026«,¤	420,559
		3,757,670
	ELECTRIC — 1.5%
616,000	Calpine Corp. 4.500%, 2/15/2028«,¤	629,090
200,255	NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/2025¤	214,026
750,000	PG&E Corp. 5.000%, 7/1/2028«	759,326
535,000	Talen Energy Supply LLC 6.500%, 6/1/2025«	360,232
		1,962,674
Principal Amount		Value
CORPORATE BONDS (Continued)
	ELECTRONICS — 0.6%
$701,000	ADT Security Corp. 4.875%, 7/15/2032¤	$741,237
	ENGINEERING & CONSTRUCTION — 1.4%
504,000	PowerTeam Services LLC 9.033%, 12/4/2025«,¤	555,030
472,000	Tutor Perini Corp. 6.875%, 5/1/2025«,¤	486,514
750,000	Weekley Homes LLC / Weekley Finance Corp. 4.875%, 9/15/2028«,¤	778,845
		1,820,389
	ENTERTAINMENT — 0.8%
350,000	Allen Media LLC / Allen Media Co.-Issuer, Inc. 10.500%, 2/15/2028«,¤	373,168
172,000	Jacobs Entertainment, Inc. 7.875%, 2/1/2024«,¤	180,223
164,000	Scientific Games International, Inc. 8.250%, 3/15/2026«,¤	176,092
316,000	Speedway Motorsports LLC / Speedway Funding II, Inc. 4.875%, 11/1/2027«,¤	319,988
		1,049,471
	FOOD — 0.6%
86,000	Ingles Markets, Inc. 5.750%, 6/15/2023«	86,183
500,000	Kraft Heinz Foods Co. 6.500%, 2/9/2040	696,086
		782,269
	FOREST PRODUCTS & PAPER — 0.2%
175,000	Schweitzer-Mauduit International, Inc. 6.875%, 10/1/2026«,¤	185,883
	HEALTHCARE-SERVICES — 0.5%
214,000	CHS/Community Health Systems, Inc. 8.000%, 12/15/2027«,¤	238,365
175,000	Magellan Health, Inc. 4.900%, 9/22/2024«,α	195,026
214,000	MEDNAX, Inc. 6.250%, 1/15/2027«,¤	227,214
		660,605
	HOME BUILDERS — 1.5%
116,000	Beazer Homes USA, Inc. 7.250%, 10/15/2029«	129,215
172,000	LGI Homes, Inc. 6.875%, 7/15/2026«,¤	178,630

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2021
Principal Amount		Value
CORPORATE BONDS (Continued)
	HOME BUILDERS (Continued)
$316,000	M/I Homes, Inc. 4.950%, 2/1/2028«	$330,418
649,000	MDC Holdings, Inc. 6.000%, 1/15/2043«	837,324
500,000	New Home Co., Inc. 7.250%, 10/15/2025«,¤	531,772
		2,007,359
	INSURANCE — 0.5%
610,000	Genworth Holdings, Inc. 6.500%, 6/15/2034	623,493
	INTERNET — 0.8%
559,000	Netflix, Inc. 4.875%, 6/15/2030«,¤	666,429
383,000	Photo Holdings Merger Sub, Inc. 8.500%, 10/1/2026«,¤	421,112
		1,087,541
	INVESTMENT COMPANIES — 0.5%
634,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.250%, 5/15/2027«	656,884
	IRON/STEEL — 1.2%
749,000	Allegheny Technologies, Inc. 7.875%, 8/15/2023«	822,028
301,000	Cleveland-Cliffs, Inc. 6.250%, 10/1/2040	318,980
464,000	United States Steel Corp. 6.250%, 3/15/2026«	480,119
		1,621,127
	LEISURE TIME — 0.8%
464,000	NCL Corp. Ltd. 3.625%, 12/15/2024«,¤	448,748
564,000	Royal Caribbean Cruises Ltd. 3.700%, 3/15/2028«	539,511
		988,259
	LODGING — 0.7%
234,000	Arrow Bidco LLC 9.500%, 3/15/2024«,¤	237,920
703,000	Marriott Ownership Resorts, Inc. / ILG LLC 6.500%, 9/15/2026«	731,162
		969,082
	MEDIA — 2.8%
616,000	CCO Holdings LLC / CCO Holdings Capital Corp. 4.750%, 3/1/2030«,¤	651,420
Principal Amount		Value
CORPORATE BONDS (Continued)
	MEDIA (Continued)
$792,000	Diamond Sports Group LLC / Diamond Sports Finance Co. 6.625%, 8/15/2027«,¤	$389,161
264,000	Dish Network Corp. 3.375%, 8/15/2026*	270,072
234,000	Houghton Mifflin Harcourt Publishers, Inc. 9.000%, 2/15/2025«,¤	250,673
329,764	iHeartCommunications, Inc. 8.375%, 5/1/2027«	353,675
234,000	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 7.875%, 5/15/2024«,¤	239,533
463,000	Meredith Corp. 6.875%, 2/1/2026«	482,124
264,000	Sinclair Television Group, Inc. 5.125%, 2/15/2027«,¤	265,518
621,000	TEGNA, Inc. 5.000%, 9/15/2029«	651,547
173,000	Univision Communications, Inc. 5.125%, 2/15/2025«,¤	177,023
		3,730,746
	METAL FABRICATE/HARDWARE — 0.6%
734,000	Park-Ohio Industries, Inc. 6.625%, 4/15/2027«	749,458
	MINING — 1.8%
400,000	Alcoa Nederland Holding B.V. 6.125%, 5/15/2028«,¤	438,220
600,000	Century Aluminum Co. 7.500%, 4/1/2028«,¤	637,488
175,000	Freeport-McMoRan, Inc. 5.000%, 9/1/2027«	185,345
188,000	Joseph T Ryerson & Son, Inc. 8.500%, 8/1/2028«,¤	209,350
854,000	JW Aluminum Continuous Cast Co. 10.250%, 6/1/2026«,¤	900,825
		2,371,228
	MISCELLANEOUS MANUFACTURING — 2.1%
91,493	Anagram International, Inc. / Anagram Holdings LLC 10.000%, 8/15/2026«,¤	91,950
690,000	FXI Holdings, Inc. 7.875%, 11/1/2024«,¤	714,592

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2021
Principal Amount		Value
CORPORATE BONDS (Continued)
	MISCELLANEOUS MANUFACTURING (Continued)
$1,164,000	LSB Industries, Inc. 9.625%, 5/1/2023«,¤	$1,198,207
3,065,000	Techniplas LLC 10.000%, 5/1/2020«,†,¤,^	689,625
		2,694,374
	OIL & GAS — 5.6%
600,000	Apache Corp. 4.875%, 11/15/2027«	650,637
600,000	Encino Acquisition Partners Holdings LLC 8.500%, 5/1/2028«,¤	612,750
750,000	Hilcorp Energy I LP / Hilcorp Finance Co. 5.750%, 2/1/2029«,¤	782,696
600,000	Marathon Oil Corp. 6.600%, 10/1/2037	800,366
500,000	Marathon Petroleum Corp. 5.000%, 9/15/2054«	602,430
1,902,000	Mesquite Energy, Inc. 7.250%, 2/15/2023«,†,¤,^	12,363
350,000	Moss Creek Resources Holdings, Inc. 7.500%, 1/15/2026«,¤	325,939
750,000	Occidental Petroleum Corp. 7.150%, 5/15/2028	858,056
948,000	Par Petroleum LLC / Par Petroleum Finance Corp. 7.750%, 12/15/2025«,¤	956,949
	PBF Holding Co. LLC / PBF Finance Corp.
750,000	9.250%, 5/15/2025«,¤	756,521
250,000	7.250%, 6/15/2025«	191,580
750,000	Southwestern Energy Co. 8.375%, 9/15/2028«	848,513
		7,398,800
	OIL & GAS SERVICES — 2.1%
1,978,000	Basic Energy Services, Inc. 10.750%, 10/15/2023«,¤,†	385,710
600,000	Bristow Group, Inc. 6.875%, 3/1/2028«,¤	612,861
600,000	Newpark Resources, Inc. 4.000%, 12/1/2021	597,000
600,000	Oil States International, Inc. 1.500%, 2/15/2023	564,382
600,000	Weatherford International Ltd. 11.000%, 12/1/2024«,¤	624,762
		2,784,715
Principal Amount		Value
CORPORATE BONDS (Continued)
	PACKAGING & CONTAINERS — 0.6%
$164,000	Graham Packaging Co., Inc. 7.125%, 8/15/2028«,¤	$177,171
164,000	LABL Escrow Issuer LLC 10.500%, 7/15/2027«,¤	181,138
464,000	Mauser Packaging Solutions Holding Co. 7.250%, 4/15/2025«,¤	455,648
		813,957
	PHARMACEUTICALS — 0.6%
459,000	Bausch Health Cos., Inc. 6.250%, 2/15/2029«,¤	454,548
500,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 6/30/2028«,¤	337,825
		792,373
	PIPELINES — 5.3%
234,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.750%, 3/1/2027«,¤	244,073
750,000	EQM Midstream Partners LP 6.500%, 7/1/2027«,¤	838,440
600,000	Genesis Energy LP / Genesis Energy Finance Corp. 8.000%, 1/15/2027«	631,125
498,000	Golar LNG Ltd. 2.750%, 2/15/2022*	496,133
750,000	Holly Energy Partners LP / Holly Energy Finance Corp. 5.000%, 2/1/2028«,¤	768,375
600,000	New Fortress Energy, Inc. 6.500%, 9/30/2026«,¤	613,830
472,000	NGL Energy Partners LP / NGL Energy Finance Corp. 7.500%, 11/1/2023«	465,510
600,000	Oasis Midstream Partners LP / OMP Finance Corp. 8.000%, 4/1/2029«,¤	639,561
702,000	Plains All American Pipeline LP 4.260% (3-Month US LIBOR+411 basis points), 11/15/2169«,@	621,761
750,000	Rockies Express Pipeline LLC 4.800%, 5/15/2030«,¤	754,462
750,000	Western Midstream Operating LP 6.500%, 2/1/2050«	866,467
		6,939,737

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2021
Principal Amount		Value
CORPORATE BONDS (Continued)
	REAL ESTATE — 0.7%
$750,000	Howard Hughes Corp. 4.125%, 2/1/2029«,¤	$752,231
164,000	Realogy Group LLC / Realogy Co.-Issuer Corp. 9.375%, 4/1/2027«,¤	182,438
		934,669
	REITS — 2.5%
516,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL 5.750%, 5/15/2026«,¤	543,134
583,000	CoreCivic, Inc. 4.750%, 10/15/2027«	532,705
690,000	Granite Point Mortgage Trust I 6.375%, 10/1/2023	681,375
616,000	Iron Mountain, Inc. 5.250%, 3/15/2028«,¤	645,907
	Service Properties Trust
214,000	4.350%, 10/1/2024«	215,778
614,000	4.950%, 2/15/2027«	612,861
		3,231,760
	RETAIL — 0.8%
164,823	Party City Holdings, Inc. 5.160% (6-Month US LIBOR+500 basis points), 7/15/2025«,@,¤	156,788
879,000	Staples, Inc. 10.750%, 4/15/2027«,¤	896,206
		1,052,994
	SOFTWARE — 1.4%
665,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/2024«	690,935
214,000	J2 Global, Inc. 1.750%, 11/1/2026¤	273,792
865,000	Veritas US, Inc. / Veritas Bermuda Ltd. 7.500%, 9/1/2025«,¤	903,086
		1,867,813
	TELECOMMUNICATIONS — 1.0%
301,000	CommScope, Inc. 8.250%, 3/1/2027«,¤	322,085
579,000	Embarq Corp. 7.995%, 6/1/2036	657,107
264,000	Viasat, Inc. 6.500%, 7/15/2028«,¤	281,910
		1,261,102
Principal Amount		Value
CORPORATE BONDS (Continued)
	TOYS/GAMES/HOBBIES — 0.2%
$164,000	Mattel, Inc. 6.200%, 10/1/2040	$203,008
	TOTAL CORPORATE BONDS (Cost $78,976,834)	75,244,469

TERM LOANS — 18.1%
	ADVERTISING — 0.8%
997,500	Advantage Sales & Marketing, Inc. 5.350% (1-Month US LIBOR+525 basis points), 10/28/2027«,@	1,009,525
	AUTO PARTS & EQUIPMENT — 1.3%
738,758	First Brands Group LLC 5.100% (1-Month US LIBOR+500 basis points), 3/30/2027«,@	748,610
992,347	GC EOS Buyer, Inc. 4.650% (3-Month US LIBOR+450 basis points), 8/1/2025«,@	987,633
		1,736,243
	COMMERCIAL SERVICES — 1.7%
982,500	AQ Carver Buyer, Inc. 5.100% (1-Month US LIBOR+500 basis points), 9/23/2025«,@	981,272
717,513	MRO Holdings, Inc. 5.150% (3-Month US LIBOR+500 basis points), 6/4/2026@	718,859
493,356	National Intergovernmental Purchasing Alliance Co. 7.650% (3-Month US LIBOR+750 basis points), 5/22/2026«,@	482,255
		2,182,386
	COMPUTERS — 1.5%
	Redstone Holdco 2 LP
635,556	7.850% (1-Month US LIBOR+775 basis points), 4/16/2029«,@	626,550
364,444	7.850% (1-Month US LIBOR+775 basis points), 4/16/2029«,@	359,280
1,000,000	Vision Solutions, Inc. 7.350% (1-Month US LIBOR+725 basis points), 3/19/2029«,@	1,000,210
		1,986,040
	DIVERSIFIED FINANCIAL SERVICES — 2.9%
992,443	Advisor Group Holdings, Inc. 4.600% (1-Month US LIBOR+450 basis points), 7/31/2026«,@	995,823

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2021
Principal Amount		Value
TERM LOANS (Continued)
	DIVERSIFIED FINANCIAL SERVICES (Continued)
$1,000,000	Edelman Financial Engines Center LLC 6.900% (3-Month US LIBOR+675 basis points), 7/20/2026«,@	$1,007,605
1,846,041	PGX Holdings, Inc. 5.400% (3-Month US LIBOR+525 basis points), 9/29/2023«,@	1,772,199
		3,775,627
	FOOD SERVICE — 0.7%
1,000,000	TKC Holdings, Inc. 5.600% (1-Month US LIBOR+550 basis points), 5/3/2028«,@	985,630
	HEALTHCARE-SERVICES — 2.9%
730,219	Air Methods Corp. 3.650% (3-Month US LIBOR+350 basis points), 4/22/2024@	721,215
1,000,000	MED ParentCo LP 8.350% (1-Month US LIBOR+825 basis points), 8/30/2027«,@	998,755
1,069,939	Sound Inpatient Physicians Holdings LLC 6.900% (3-Month US LIBOR+675 basis points), 6/26/2026«,@	1,073,951
1,000,000	Upstream Newco, Inc. 8.600% (1-Month US LIBOR+850 basis points), 11/20/2027«,@	985,000
		3,778,921
	INVESTMENT COMPANIES — 0.7%
976,667	Cardinal Parent, Inc. 7.850% (1-Month US LIBOR+775 basis points), 11/13/2028@	942,483
	MISCELLANEOUS MANUFACTURING — 0.4%
489,994	Rohm Holding GmbH 5.100% (1-Month US LIBOR+500 basis points), 7/31/2026«,@	491,525
	OIL & GAS — 1.5%
893,338	CITGO Petroleum Corp. 6.400% (3-Month US LIBOR+625 basis points), 3/28/2024«,@	900,601
1,246,818	Gulf Finance LLC 5.400% (3-Month US LIBOR+525 basis points), 8/25/2023«,@	1,061,803
		1,962,404
	RETAIL — 0.7%
984,750	JP Intermediate B LLC 5.650% (3-Month US LIBOR+550 basis points), 11/15/2025«,@	959,639
Principal Amount		Value
TERM LOANS (Continued)
	SOFTWARE — 2.3%
$1,000,000	HS Purchaser LLC 8.100% (1-Month US LIBOR+800 basis points), 11/19/2027@	$1,010,000
1,000,000	QuickBase, Inc. 8.100% (1-Month US LIBOR+800 basis points), 4/2/2027@	991,250
1,000,000	TIBCO Software, Inc. 7.350% (1-Month US LIBOR+725 basis points), 3/3/2028«,@	1,017,345
		3,018,595
	TRANSPORTATION — 0.7%
993,383	Odyssey Logistics & Technology Corp. 4.150% (3-Month US LIBOR+400 basis points), 10/12/2024«,@	982,207
	TOTAL TERM LOANS (Cost $22,859,639)	23,811,225

FOREIGN BONDS — 11.0%
	AEROSPACE/DEFENSE — 0.6%
750,000	Rolls-Royce PLC 5.750%, 10/15/2027 (United Kingdom)«,¤	827,085
	AGRICULTURE — 1.3%
1,598,000	Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc. 8.500%, 12/15/2022 (Canada)«,¤	1,643,942
	AIRLINES — 0.0%
172,000	Virgin Australia Holdings Pty Ltd. 7.875%, 10/15/2021 (Australia)¤,†	15,910
	CHEMICALS — 0.2%
234,000	Nufarm Australia Ltd. / Nufarm Americas, Inc. 5.750%, 4/30/2026 (Australia)«,¤	241,084
	COMMERCIAL SERVICES — 0.9%
300,000	Airswift Global A.S. 8.650% (3-Month US LIBOR+850 basis points), 5/12/2025 (Norway)«,@,¤	304,500
774,000	Cimpress PLC 7.000%, 6/15/2026 (Netherlands)«,¤	816,953
		1,121,453
	DIVERSIFIED FINANCIAL SERVICES — 0.5%
656,350	Global Aircraft Leasing Co., Ltd. 6.500%, 9/15/2024 (Cayman Islands)«,¤	660,721

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Continued)	June 30, 2021
Principal Amount		Value
FOREIGN BONDS (Continued)
	ELECTRIC — 0.3%
$316,000	TransAlta Corp. 6.500%, 3/15/2040 (Canada)	$362,610
	FOOD — 1.8%
300,000	FAGE International S.A. / FAGE USA Dairy Industry, Inc. 5.625%, 8/15/2026 (Luxembourg)«,¤	309,375
1,850,000	JBS USA LUX S.A. / JBS USA Finance, Inc. 6.750%, 2/15/2028 (Brazil)«,¤	2,035,000
		2,344,375
	FOREST PRODUCTS & PAPER — 0.5%
640,000	Mercer International, Inc. 5.500%, 1/15/2026 (Canada)«	658,397
	GAS — 0.3%
348,000	Rockpoint Gas Storage Canada Ltd. 7.000%, 3/31/2023 (Canada)«,¤	356,483
	IRON/STEEL — 0.6%
534,000	Infrabuild Australia Pty Ltd. 12.000%, 10/1/2024 (Australia)«,¤	566,083
249,000	Mineral Resources Ltd. 8.125%, 5/1/2027 (Australia)«,¤	274,420
		840,503
	MINING — 0.5%
500,000	Teck Resources Ltd. 6.250%, 7/15/2041 (Canada)«	655,060
	OIL & GAS — 2.0%
500,000	Cenovus Energy, Inc. 6.750%, 11/15/2039 (Canada)	680,928
1,249,000	Frontera Energy Corp. 9.700%, 6/25/2023 (Colombia)«,¤	1,303,300
500,000	Petrobras Global Finance B.V. 7.250%, 3/17/2044 (Netherlands)	613,925
		2,598,153
	OIL & GAS SERVICES — 0.1%
240,116	Calfrac Holdings LP 10.875%, 3/15/2026 (Canada)«,¤	185,035
	PACKAGING & CONTAINERS — 0.5%
616,000	Cascades, Inc./Cascades USA, Inc. 5.375%, 1/15/2028 (Canada)«,¤	648,340
	TELECOMMUNICATIONS — 0.7%
300,000	C&W Senior Financing DAC 6.875%, 9/15/2027 (Ireland)«,¤	321,165
500,000	Telecom Italia Capital S.A. 7.200%, 7/18/2036 (Luxembourg)	647,350
		968,515
Principal Amount		Value
FOREIGN BONDS (Continued)
	TRANSPORTATION — 0.2%
$250,000	Diana Shipping, Inc. 8.375%, 6/22/2026 (Greece)«,¤	$256,875
	TOTAL FOREIGN BONDS (Cost $13,986,658)	14,384,541
Number of Shares
CLOSED-END FUNDS — 6.6%
	FIXED INCOME — 6.6%
67,463	AllianceBernstein Global High Income Fund, Inc.	843,962
27,018	Ares Dynamic Credit Allocation Fund	436,881
63,317	BlackRock Corporate High Yield Fund, Inc.	780,065
165,657	PGIM Global High Yield Fund	2,640,573
150,000	PGIM High Yield Bond Fund, Inc.	2,440,500
56,194	Saba Capital Income & Opportunities Fund	264,674
241,565	Western Asset High Income Opportunity Fund, Inc.	1,275,463
	TOTAL CLOSED-END FUNDS (Cost $7,753,010)	8,682,118

EXCHANGE-TRADED FUNDS — 0.4%
20,422	Global X Nasdaq 100 Covered Call ETF	458,066
	Total Exchange-Traded Funds (Cost $395,168)	458,066

COMMON STOCKS — 1.1%
	DIVERSIFIED FINANCIAL SERVICES — 0.0%
4,080	Voyager Aviation Holdings LLC*,^,±	—
	OIL & GAS SERVICES — 0.1%
38,773	Calfrac Well Services Ltd.*	126,788
24,686	Hi-Crush Holdings, Inc.*,^	—
		126,788
	REITS — 1.0%
143,472	Annaly Capital Management, Inc. - REIT	1,274,031
	RETAIL — 0.0%
19,290	Party City Holdings, Inc.*,^,±	35,880
	TOTAL COMMON STOCKS (Cost $1,101,447)	1,436,699

See accompanying Notes to Financial Statements.

High Yield ETF SCHEDULE OF INVESTMENTS (Concluded)	June 30, 2021
Number of Shares		Value
PREFERRED STOCKS — 0.9%
	BANKS — 0.9%
400	Bank of America Corp. 7.250%	$566,400
400	Wells Fargo & Company 7.500%	610,484
		1,176,884
	TOTAL PREFERRED STOCKS (Cost $1,143,319)	1,176,884

UNITS — 0.0%
	DIVERSIFIED FINANCIAL SERVICES — 0.0%
24,481	Voyager Aviation Holdings LLC*,^,±	—
	TOTAL UNITS (Cost $612,025)	—

SHORT-TERM INVESTMENTS — 5.6%
7,417,488	JPMorgan U.S. Government Money Market Fund - Class L, 0.001%#	7,417,488
	TOTAL SHORT-TERM INVESTMENTS (Cost $7,417,488)	7,417,488
	TOTAL INVESTMENTS — 101.0% (Cost $134,245,588)	132,611,490
	Liabilities in Excess of Other Assets — (1.0)%	(1,251,260)
	TOTAL NET ASSETS — 100.0%	$131,360,230

*    Non-income producing security.

«   Callable.

¤   Security was purchased (sold) pursuant to Rule 144A under the Securities Act of 1933 and may not be resold (repurchased) subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid. Total fair value of Rule 144A securities amounts to $59,601,222, which represents approximately 45.4% of net assets as of June 30, 2021.

α   Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at June 30, 2021.

†   Security is in default.

@   Floating rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at June 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

^   Security valued at fair value by the Trust’s Valuation Committee in accordance with procedures approved by, and under the general supervision of the Trust’s Board of Trustees. The total value of these securities is $737,868 which represents approximately 0.6% of net assets as of June 30, 2021.

±   Level 3 security. The total value of these securities is $0. See Note 2a.

#   The rate is the annualized seven-day yield at period end.

    The 1-Month US LIBOR rate as of June 30, 2021 is 0.100%.

    The 3-Month US LIBOR rate as of June 30, 2021 is 0.150%.

    The 6-Month US LIBOR rate as of June 30, 2021 is 0.160%.

See accompanying Notes to Financial Statements.

High Yield ETF SUMMARY OF INVESTMENTS	June 30, 2021
Percent of Total Net Assets
Advertising	0.8%
Aerospace/Defense	0.9%
Agriculture	1.3%
Airlines	1.0%
Auto Manufacturers	2.1%
Auto Parts & Equipment	3.3%
Banks	1.1%
Building Materials	0.3%
Chemicals	2.2%
Coal	1.2%
Commercial Services	5.2%
Computers	3.3%
Cosmetics/Personal Care	0.4%
Distribution/Wholesale	0.8%
Diversified Financial Services	6.3%
Electric	1.8%
Electronics	0.6%
Engineering & Construction	1.4%
Entertainment	0.8%
Exchange-Traded Funds	0.4%
Fixed Income	6.6%
Food	2.4%
Food Service	0.7%
Forest Products & Paper	0.7%
Gas	0.3%
Healthcare-Services	3.4%
Home Builders	1.5%
Insurance	0.5%
Internet	0.8%
Investment Companies	1.2%
Iron/Steel	1.8%
Leisure Time	0.8%
Lodging	0.7%
Media	2.8%
Metal Fabricate/Hardware	0.6%
Mining	2.3%
Miscellaneous Manufacturing	2.5%
Oil & Gas	9.1%
Oil & Gas Services	2.3%
Packaging & Containers	1.1%

See accompanying Notes to Financial Statements.

High Yield ETF SUMMARY OF INVESTMENTS (Concluded)	June 30, 2021
Percent of Total Net Assets
Pharmaceuticals	0.6%
Pipelines	5.3%
Real Estate	0.7%
REITS	3.5%
Retail	1.5%
Software	3.7%
Telecommunications	1.7%
Toys/Games/Hobbies	0.2%
Transportation	0.9%
Short-Term Investments	5.6%
Total Investments	101.0%
Other Liabilities in Excess of Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF ASSETS AND LIABILITIES	June 30, 2021
High Yield ETF
Assets:
Investments, at value (Cost $134,245,588)	$132,611,490
Cash	117,258
Investment securities sold	1,298,276
Dividend and interest receivable	1,608,850
Total Assets	135,635,874
Liabilities:
Advisory fee payable	133,724
Investment securities purchased	4,141,920
Total Liabilities	4,275,644
Net Assets	$131,360,230
Net Assets Consist of:
Paid-in Capital	$325,429,068
Distributable earnings (loss)	(194,068,838)
Net Assets	$131,360,230
Net Assets	$131,360,230
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value)	4,050,000
Net Asset Value, Offering and Redemption Price Per Share	$32.43

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENT OF OPERATIONS	For the Year Ended June 30, 2021
High Yield ETF
Investment Income:
Dividends	$600,300
Interest	6,452,882
Total Investment Income	7,053,182
Expenses:
Advisory fees	1,361,399
Total Expenses	1,361,399
Net Investment Income (Loss)	5,691,783
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(4,570,274)
Change in unrealized appreciation/(depreciation) on investments	16,927,836
Net Realized and Unrealized Gain (Loss) on Investments	12,357,562
Net Increase (Decrease) in Net Assets Resulting From Operations	$18,049,345

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST STATEMENTS OF CHANGES IN NET ASSETS
	High Yield ETF
	Year Ended June 30, 2021	Year Ended June 30, 2020
From Investment Activities:
Operations:
Net investment income (loss)	$5,691,783	$8,233,494
Net realized gain (loss) on investments	(4,570,274)	(5,748,039)
Net change in unrealized appreciation/(depreciation) on investments	16,927,836	(13,061,807)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,049,345	(10,576,352)
Distributions to Shareholders:
Distributions	(5,874,906)	(8,581,632)
From return of capital	(2,114,094)	(499,368)
Total Distributions to Shareholders	(7,989,000)	(9,081,000)
Capital Transactions:
Proceeds from shares issued	36,980,867	—
Cost of shares redeemed(1)	(14,222,604)	(23,585,874)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,758,263	(23,585,874)
Total Increase (Decrease) in Net Assets	32,818,608	(43,243,226)
Net Assets:
Beginning of year	98,541,622	141,784,848
End of year	$131,360,230	$98,541,622
Share Transactions:
Issued	1,150,000	—
Redeemed	(450,000)	(750,000)
Net Increase (Decrease) in Share Transactions	700,000	(750,000)

(1)  Net of variable redemption fees of $0 for the year ended June 30, 2021 and $8,324 for the year ended June 30, 2020, respectively. Please see Note 5 for more information.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the years indicated.

		Investment Activities				Distribution to Shareholders From						Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Distributions of Net Realized Gains by other Investment Companies	Total from Investment Activities(2)	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return(3)	Total Return at Market Price(4)	Expenses, net of expense waivers and reimbursements	Expenses, prior to expense waivers and reimbursements	Net Investment Income	Net Assets at End of Period (000’s)	Portfolio Turnover(6)
High Yield ETF
Year Ended June 30, 2021	$29.42	$1.65	$ 3.66	$ —	$ 5.31	$(1.72)	$(0.58)	$(2.30)	$32.43	18.58%	19.23%	1.25%	1.25%	5.23%	$131,360	90%
Year Ended June 30, 2020	$34.58	$2.17	$(4.92)	$ —	$(2.75)	$(2.27)	$(0.14)	$(2.41)	$29.42	(8.27)%	(7.68)%	1.25%	1.25%	6.67%	$ 98,542	101%
Year Ended June 30, 2019	$36.72	$2.66	$(2.16)	$ —	$ 0.50	$(2.64)	$ —	$(2.64)	$34.58	1.47%	1.26%	1.25%(8)	1.25%(8)	7.51%	$141,785	74%
Year Ended June 30, 2018	$36.52	$2.66	$ 0.23	$ —	$ 2.89	$(2.69)	$ —	$(2.69)	$36.72	8.19%	9.34%	1.28%(5)	1.28%(5)	7.23%	$176,253	133%
Year Ended June 30, 2017	$33.88	$2.71	$ 2.49	$0.00(7)	$ 5.20	$(2.56)	$ —	$(2.56)	$36.52	15.72%	14.33%	1.24%	1.24%	7.55%	$169,810	147%

(1)   Per share numbers have been calculated using the average shares method.

(2)   The amount shown for a share distribution throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Fund Shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

(3)   Net asset value total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions on ex-date, if any, at net asset value during the period, and redemption on the last day of the period.

(4)   Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at market value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca, Inc., regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca, Inc.

(5)   The expense ratio includes expense for Dividend Payable on Securities Sold Short which was less than 0.005% for the year ended June 30, 2018.

(6)   Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions of the Fund’s Shares.

(7)   Amount represents less than $0.005 or 0.005%.

(8)   Effective July 1, 2018, the Fund changed its expenses to a unitary fee and waivers and reimbursements have been discontinued.

See accompanying Notes to Financial Statements.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS	June 30, 2021

Note 1 – Organization

Exchange Listed Funds Trust (the “Trust”) was organized on April 4, 2012 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the 1940 Act as an open-end management investment company. The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The Trust has registered its Shares in multiple separate series. The financial statements herein are for the High Yield ETF (the “Fund”). The assets of each series in the Trust are segregated and a shareholder’s interest is limited to the series in which Shares are held.

The Fund commenced operations on December 1, 2010 as the Peritus High Yield ETF, a separate series of the AdvisorShares Trust, which was organized as a Delaware statutory trust on July 30, 2007 as an open-end management investment company registered under the 1940 Act. On June 22, 2018, the Peritus High Yield ETF was reorganized into the Trust in a tax-free exchange of shares and began accruing a unitary fee for expenses. On September 6, 2018, the Fund was renamed the High Yield ETF.

The Fund is an actively managed exchange-traded fund (“ETF”). Unlike index ETFs, actively managed ETFs do not seek to track the performance of a specified index. Instead, actively managed ETFs seek to achieve an investment objective by purchasing and selling securities and other instruments in accordance with the ETF’s stated investment strategy. Actively managed ETFs are required to publish their portfolio holdings on a daily basis. The availability of this information, which is used by, among others, large institutional investors when deciding to purchase or redeem Creation Units of the ETF, is designed to ensure that shares of the ETF do not trade at a material premium or discount in relation to NAV per share.

The Fund employs a “multi-manager” approach whereby portions of the Fund’s assets are allocated among sub-advisers. Exchange Traded Concepts, LLC (the “Adviser”) is responsible for the management of the Fund and supervision of the Fund’s sub-advisers, MacKay Shields LLC (“MacKay Shields”) and WhiteStar Asset Management LLC (“WhiteStar”) (each, a “Sub-Adviser,” and together, the “Sub-Advisers”). Each Sub-Adviser manages its allocated portion of the Fund’s assets to correspond with its distinct investment style and strategy in a manner consistent with the Fund’s investment objective, strategies, and restrictions.

The investment objective of the Fund is to seek high current income with a secondary goal of capital appreciation. The Fund seeks to achieve its investment objective by investing in a focused portfolio of high yield debt securities commonly referred to as ‘‘junk bonds’’. The Fund may invest in debt securities issued by foreign issuers, including issuers in emerging markets. The Fund does not have any portfolio maturity limitation and may invest in instruments with short-term, medium-term or long-term maturities. In seeking to achieve its investment objective, the Fund may invest in closed-end funds. The Fund may also invest in equity securities that a Sub-Adviser believes will yield high dividends or are otherwise consistent with the Fund’s investment objective and in repurchase agreements. The Fund’s strategy may frequently involve buying and selling securities, which may lead to relatively high portfolio turnover.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

Note 2 – Basis of Presentation and Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Trust is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

(a) Valuation of Investments

The Fund’s investments are valued using procedures approved by the Board and are generally valued using market valuations (Market Approach). A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current fair market value, the Trust’s procedures require the Trust’s Valuation Committee, in accordance with the Trust’s Board-approved valuation guidelines, to determine a security’s fair value. In determining such value, the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates or market indices). Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when the investors will not be able to purchase or sell their Shares.

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (2) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•   Level 1 – Quoted prices in active markets for identical assets

•   Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, corporate bonds, common stocks, term loans, repurchase agreements, foreign bonds and mutual funds are valued at prices supplied by independent pricing services approved by the Valuation Committee. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, securities are valued at the mean between the bid and ask quotations or evaluated prices, as applicable, obtained from broker dealers. These securities are generally categorized as Level 2 or Level 3.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

The following is a summary of the valuations as of June 30, 2021 for the Fund based upon the three levels defined above:

High Yield ETF	Level 1	Level 2	Level 3		Total
Investments(1)
Corporate Bonds	$—	$75,244,469	$—		$75,244,469
Term Loans	—	23,811,225	—		23,811,225
Foreign Bonds	—	14,384,541	—		14,384,541
Closed-End Funds	8,682,118	—	—		8,682,118
Exchange-Traded Funds	458,066	—	—		458,066
Common Stocks	1,400,819	35,880	—	(2)	1,436,699
Preferred Stocks	1,176,884	—	—		1,176,884
Units	—	—	—	(2)	—
Short-Term Investments	7,417,488	—	—		7,417,488
Total	$19,135,375	$113,476,115	$—		$132,611,490

(1)  For a detailed break-out of investments by corporate bonds, term loans, foreign bonds, closed-end funds, exchange-traded funds, common stocks, preferred stocks, units and short-term investments, please refer to the Schedule of Investments.

(2)  Fund holds a Level 3 investment within this investment type and the fair value as of June 30, 2021 is $0.

(b) Investment Transactions and Related Income

For financial reporting purposes, investment transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount based on effective yield. When a security has been identified as defaulted, the income accrued for that security is written off and the security stops accruing interest or amortization/accretion. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. Paydown gains and losses are recorded as an adjustment to interest income in the Statement of Operations. Dividend and Interest Income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities, which are provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Fund denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Fund may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

(d) Federal Income Tax

It is the policy of the Fund to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) and to distribute substantially all of its net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required as long as the Fund qualifies as a regulated investment company.

Management of the Fund has evaluated tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. In general, tax positions taken in previous tax years remain subject to examination by tax authorities (generally three years for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Fund to record a tax liability and, therefore, there is no impact to the Fund’s financial statements. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of June 30, 2021, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

(e) Term Loans

The Fund invests in senior secured corporate loans or bank loans, some of which may be partially or entirely unfunded and purchased on a when-issued or delayed delivery basis, that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay cannot be predicted with accuracy, whether as a contractual requirement or at their election. As a result, actual maturity may be substantially less than the stated maturity. Bank loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are immaterial and recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of June 30, 2021, the Fund had $0 in unfunded domestic loan commitments.

(f) Distributions to Shareholders

The Fund distributes net investment income monthly and capital gains, if any, at least annually. The Fund may make distributions on a more frequent basis to comply with the distributions requirement of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and straddles) do not require a reclassification.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce a shareholder’s cost basis and result in a higher capital gain and lower capital loss when the Shares on which the distribution was received are sold. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The estimated characterization of the monthly distributions paid are expected to be either an ordinary income or return of capital distribution. This estimate is based on the Fund’s operating results during the period and the most recent industry information available from the Underlying Funds. The actual characterization of the distributions made during the period may not be determined until after the end of the fiscal year and any differences may be adjusted in the subsequent year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099-DIV in February of the following year.

Note 3 – Transactions with Affiliates and Other Servicing Agreements

(a) Investment Advisory Agreement

The Adviser serves as the investment adviser to the Trust, including the Fund, pursuant to an investment advisory agreement entered into by the Adviser and the Trust, on behalf of the Fund (“Advisory Agreement”). Under the Advisory Agreement, the Adviser provides investment advisory services to the Fund primarily in the form of oversight of the Sub-Advisers, including daily monitoring of purchases and sales of securities by the Sub-Advisers and regular review of the Sub-Advisers’ performance. The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.

For the services it provides to the Fund, the Adviser receives a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Adviser has entered into an agreement with Cobalt Falcon, LLC (the “Sponsor”) pursuant to which the Sponsor has agreed to assume the obligation of the Adviser to pay all expenses of the Fund (except the Excluded Expenses) and provide administrative and marketing support for the Fund. For its services, the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Fund. The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

An Interested Trustee and certain officers of the Trust are affiliated with the Adviser and receive no compensation from the Trust for serving as officers and/or Trustee.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

(b) Investment Sub-Advisory Agreement

The Adviser has entered into investment sub-advisory agreements (the “Sub-Advisory Agreements”) with respect to the Fund with MacKay Shields and WhiteStar. Under the Sub-Advisory Agreements, the Sub-Advisers are responsible for selecting the Fund’s investments in accordance with the Fund’s investment objective, policies and restrictions. WhiteStar also is responsible for trading portfolio securities and other investment instruments on behalf of the Fund and selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. Under the Sub-Advisory Agreements, the Adviser pays a fee to each Sub-Adviser, calculated daily and paid monthly, equal to an annual rate of 0.35% of the average daily allocated net assets.

(c) Distribution Arrangement

Foreside Fund Services, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of the Fund’s Shares. The Distributor does not maintain any secondary market in Fund Shares.

The Trust has adopted a Rule 12b-1 Distribution and Service Plan (the “Distribution and Service Plan”) pursuant to which payments of up to a maximum of 0.25% of the Fund’s average daily net assets may be made to compensate or reimburse financial intermediaries for activities principally intended to result in the sale of the Fund’s Shares. In accordance with the Distribution and Service Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Trust.

Currently, no payments are made under the Distribution and Service Plan. Such payments may only be made after approval by the Board. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Trust.

An officer of the Trust is also an employee of an affiliate of the Distributor and receives no compensation from the Trust for serving as an officer.

(d) Other Servicing Agreements

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s fund accountant, transfer agent, custodian and co-administrator and UMB Fund Services (“UMBFS”) serves as the Fund’s co-administrator.

Note 4 – Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended June 30, 2021 were as follows:

Fund	Purchases	Sales
High Yield ETF	$112,487,002	$92,260,861

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended June 30, 2021 were as follows:

Fund	Purchases	Sales	Gain/(Loss)
High Yield ETF	$7,679,719	$9,742,318	$83,626

Note 5 – Capital Share Transactions

Fund Shares are listed and traded on the Exchange on each day that the Exchange is open for business (“Business Day”). Individual Fund Shares may only be purchased and sold on this exchange through a broker-dealer. Because the Fund’s Shares trade at market prices rather than at their NAV, Shares may trade at a price equal to the NAV, greater than NAV (premium) or less than NAV (discount).

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

The Fund offers and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares for the Fund (“Creation Unit”). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Fund Shares may only be purchased from or redeemed to from the Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Creation Units are available for purchase and redemption on each Business Day and are offered and redeemed on an in-kind basis, together with the specified cash amount, or for an all cash amount.

To the extent contemplated by a participant agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the shares comprising a Creation Unit to be redeemed by the Distributor, on behalf of the Fund, by the time as set forth in a participant agreement, the Distributor may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral equal to a percentage of the market value as set forth in the Participant Agreement. A participant agreement may permit the Fund to use such collateral to purchase the missing shares and could subject an Authorized Participant to liability for any shortfall between the cost of the Fund acquiring such shares and the value of the collateral.

Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, which will be subject to customary brokerage commissions or fees.

A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time based upon actual experience. In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. The Fund may adjust the non-standard charge from time to time based upon actual experience. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the deposit securities to the account of the Trust. The Adviser may retain all or a portion of the transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the transaction fee is designed to cover. The standard Creation Unit transaction fee for the Fund is $500, regardless of the number of Creation Units created in the transaction.

A redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and Authorized Participants will be required to pay a redemption transaction fee regardless of the number of Creation Units created in the transaction. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Fund may adjust the redemption transaction fee from time to time based upon actual experience. In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Fund securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Fund securities and the cash redemption amount and other transactions costs. The standard redemption transaction fee for Fund is $500, regardless of the number of Creation Units created in the transaction.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

Note 6 – Principal Risks

As with any investment, the investor could lose all or part of their investment in the Fund and the Fund’s performance could trail that of other investments. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Additional principal risks are disclosed in the Fund’s prospectus. Please refer to the Fund’s prospectus for a complete description of the principal risks of investing in the Fund.

Bank Loans Risk: Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Credit Risk: The Fund is subject to the risk that an issuer of a fixed income security, such as a corporate bond, may be unable or unwilling to make interest and principal payments when due. The Fund is also subject to the related risk that the value of a fixed income security may decline because of concerns about the issuer’s creditworthiness. Credit risk is heightened to the extent the Fund invests in high-yield debt securities.

Fixed Income Securities Risk: The market value of fixed income investments in which the Fund may invest may change in response to interest rate changes and other factors. During periods of falling interest rates, the value of outstanding fixed income securities may rise. Conversely, during periods of rising interest rates, the value of fixed income securities may decline.

Foreign Securities Risk: Investments in foreign securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in foreign securities may be subject to risk of loss due to foreign currency fluctuations or to expropriation, nationalization or adverse political or economic developments. Foreign securities may have relatively low market liquidity and decreased publicly available information about issuers. Investments in foreign securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Foreign issuers may also be subject to inconsistent and potentially less stringent accounting, auditing, financial reporting and investor protection standards than U.S. issuers. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Fund Distributions Risk: The Fund seeks to make cash distributions once per month throughout a calendar year based on a rate determined at the beginning of the year. Because these distributions will be made from Fund assets and shareholders are generally not expected to reinvest such distributions in additional Fund Shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders under this distribution policy. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its cash distributions without returning capital to shareholders. A return of capital is a return of all or part of a shareholder’s original investment in the Fund. In general, a return of capital is not immediately taxable to a shareholder. Rather, it reduces a shareholder’s cost basis in Fund Shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The rate and dollar amount of the Fund’s monthly income payments could vary substantially from one year to the next, during the course of a year, and over time depending on several factors, including the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior distributions by the Fund. The Fund is not guaranteed to provide a fixed or stable level of cash distributions at any time or over any period of time.

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Continued)	June 30, 2021

High-Yield Risk: High-yield or non-investment grade securities (commonly referred to as “junk bonds”) and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are generally considered to be speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Illiquid Investments Risk: This risk exists when particular Fund investments are difficult to purchase or sell, which can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

LIBOR Phaseout Risk: The United Kingdom’s Financial Conduct Authority, which regulates London Interbank Offered Rate (“LIBOR”), has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Any potential effects of the transition away from LIBOR on any of the financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

Market Risk: The market price of a security or instrument could decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The market value of a security may also decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Note 7 – Federal Income Taxes

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended June 30, 2021, the following amounts resulting primarily from the differing book and tax treatment relating to the reversal of gains and losses arising from redemption-in-kind transactions and corporate actions as well as tax return updates from underlying investments reflected in the current year have been reclassified:

Fund	Paid-in Capital	Total Distributable Earnings (Loss)
High Yield ETF	$(42,013)	$42,013

The tax character of the distributions paid during the tax years ended June 30, 2021 and June 30, 2020, respectively, were as follows:

	Distributions paid from
Fund	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
High Yield ETF
June 30, 2021	$5,874,906	$—	$2,114,094	$7,989,000
June 30, 2020	$8,581,632	$—	$499,368	$9,081,000

EXCHANGE LISTED FUNDS TRUST NOTES TO FINANCIAL STATEMENTS (Concluded)	June 30, 2021

As of the tax year ended June 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Accumulated Earnings (Deficit)
High Yield ETF	$—	$—	$(192,434,740)	$(1,634,098)	$(194,068,838)

At June 30, 2021, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Fund	Tax Cost of Investments	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Net Unrealized Appreciation (Depreciation) on Investments
High Yield ETF	$134,245,588	$5,952,886	$(7,586,984)	$(1,634,098)

As of the tax year ended June 30, 2021, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Fund	Short-Term No Expiration	Long-Term No Expiration	Total
High Yield ETF	$96,133,732	$96,301,008	$192,434,740

To the extent that the Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Code limitations.

Note 8 – Recent Market Events

The spread of COVID-19 around the world has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to the COVID-19 pandemic, as well as its impact on the U.S. and international economies. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such developments may in turn impact the value of the Fund’s investments. The ultimate impact of the pandemic on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 9 – Events Subsequent to the Fiscal Period End

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund declared the following distribution:

Fund	Record date	Payable Date	Long Term Capital Gain	Short Term Capital Gain	Ordinary Income
High Yield ETF	7/28/2021	7/30/2021	None	None	$0.17000

Management has determined there are no other subsequent events that would require disclosure in the Fund’s financial statements.

EXCHANGE LISTED FUNDS TRUST Report of Independent Registered Public Accounting Firm	June 30, 2021

To the Shareholders of High Yield ETF and

Board of Trustees of Exchange Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield ETF (the “Fund”), a series of Exchange Listed Funds Trust, as of June 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended June 30, 2017, and prior, were audited by other auditors whose report dated August 28, 2017, expressed an unqualified opinion on those highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021, by correspondence with the custodian, agent banks, transfer agents and brokers; when replies were not received from counterparties, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Exchange Traded Concepts, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

August 23, 2021

EXCHANGE LISTED FUNDS TRUST DISCLOSURE OF FUND EXPENSES	June 30, 2021 (Unaudited)

Expense Examples

All ETFs have operating expenses. As a shareholder of the Fund, you incur an advisory fee. In addition to the advisory fee, a shareholder may pay brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses (including acquired fund fees and expenses), if any. It is important for you to understand the impact of these ongoing costs on your investment returns. Shareholders may incur brokerage commissions on their purchases and sales of the Fund’s shares, which are not reflected in these examples.

The following examples use the annualized expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (unless otherwise noted below). The table below illustrates the Fund’s cost in two ways:

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You can use the information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund has an annualized return of 5% before expenses and the expense ratio for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes - not the Fund’s actual return - the account values shown may not apply to your specific investment.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During Period
Actual Performance*	1/1/21	6/30/21		1/1/21 – 6/30/21
High Yield ETF	$ 1,000.00	$ 1,048.50	1.25%	$ 6.35
Hypothetical (5% annual return before expenses)*
High Yield ETF	$ 1,000.00	$ 1,018.60	1.25%	$ 6.26

*    Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

EXCHANGE LISTED FUNDS TRUST Board Consideration of Approval of ADVISORY AND Sub-Advisory AgreementS	June 30, 2021 (Unaudited)

At meetings (the “Meetings”) of the Board of Trustees (the “Board”) of Exchange Listed Funds Trust (the “Trust”) on May 20, 2021 and June 9, 2021, the Board considered and approved the continuance of the following agreements (the “Agreements”) with respect to the High Yield ETF (the “Fund”);

•   the investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC (the “Adviser”), pursuant to which Adviser provides advisory services to the Fund; and

•   the sub-advisory agreement between ETC and MacKay Shields, LLC (“MacKay”), pursuant to which MacKay provides sub-advisory services to the Fund.

•   the sub-advisory agreement between ETC and WhiteStar Asset Management, LLC (“WhiteStar”, and together with MacKay, the “Sub-Advisers”), pursuant to which WhiteStar provides sub-advisory services to the Fund.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the continuance of the Agreements must be approved by the vote of (i) the Trustees or the shareholders of the Fund and (ii) a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and the Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Agreements. In addition, rules under the 1940 Act require an investment company to disclose in its shareholder reports the material factors and the conclusions with respect thereto that formed the basis for the board’s approval of an investment advisory agreement.

Although the 1940 Act requires that continuance of the Agreements be approved by the in-person vote of a majority of the Independent Trustees, the Meetings were held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and government restrictions on gatherings. The Meetings were held in reliance on an order issued by the Securities and Exchange Commission that provides temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.

Consistent with these responsibilities, prior to the Meetings, the Board reviewed written materials from the Adviser and Sub-Advisers, and at the Meetings, representatives from the Adviser and each Sub-Adviser presented additional oral and written information to help the Board evaluate the Agreements. Among other things, representatives from the Adviser and each Sub-Adviser provided overviews of their advisory businesses, including investment personnel and investment processes. Prior to the Meetings, the Trustees met to review and discuss the information provided and requested additional information regarding the Agreement, and information was provided in response to this request. During the Meetings, the Board discussed the materials it received, including a memorandum from legal counsel to the Independent Trustees on the responsibilities of Trustees in considering the approval of investment advisory agreements under the 1940 Act, considered the Adviser’s each Sub-Adviser’s oral presentation, and deliberated on the approval of the Agreements in light of this information. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser and each Sub-Adviser. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel separately without management present.

In considering whether to approve the continuance of the Agreements, the Board took into consideration (i) the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser to the Fund; (ii) the Fund’s performance; (iii) the Adviser’s and each Sub-Adviser’s costs of and profits realized from providing advisory and sub-advisory services to the Fund, including any fall-out benefits enjoyed by the Adviser and Sub-Advisers or their respective affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

EXCHANGE LISTED FUNDS TRUST Board Consideration of Approval of ADVISORY AND Sub-Advisory AgreementS (Continued)	June 30, 2021 (Unaudited)

Nature, Extent, and Quality of Services

In considering the nature, extent, and quality of the services provided to the Fund, the Board reviewed the Adviser’s and each Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board noted that (i) the Adviser’s responsibilities include overseeing the activities of the Sub-Advisers and monitoring compliance with various Fund policies and procedures and applicable securities regulations, quarterly reporting to the Board, and implementing Board directives as they relate to the Fund; (ii) MacKay’s responsibilities include the day to day portfolio management of the Fund with respect to the assets allocated to it including, among other things, providing investment advice to the Fund, monitoring compliance with various Fund policies and procedures and applicable securities regulations, general portfolio compliance with relevant law, quarterly reporting to the Board, and implementing Board and Adviser directives relating to the Fund; and (iii) WhiteStar’s responsibilities include, among other things, providing investment advice to the Fund and selecting investments with respect to the portion of the Fund’s assets allocated to it, monitoring compliance with various Fund policies and procedures and applicable securities regulations, trading portfolio securities and other investment instruments on behalf of the Fund, selecting broker-dealers to execute purchase and sale transactions, determining the daily basket of deposit securities and cash components, executing portfolio securities trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu bases, quarterly reporting to the Board, and implementing Board and Adviser directives relating to the Fund. The Board considered the qualifications, experience, and responsibilities of the Adviser’s and each Sub-Adviser’s investment personnel, the quality of the Adviser’s and each Sub-Adviser’s compliance infrastructures, and the determination of the Trust’s Chief Compliance Officer that the Adviser and each Sub-Adviser have appropriate compliance policies and procedures in place. The Board noted that it was provided with and reviewed the Adviser’s and each Sub-Adviser’s registration forms on Form ADV as well as their responses to a detailed series of questions, which included a description of the Adviser’s and each Sub-Adviser’s respective operations, service offerings, personnel, compliance programs, risk management programs, and financial condition. The Board considered the Adviser’s and each Sub-Adviser’s experience working with ETFs, including the Fund, and noted the Adviser’s experience managing other series of the Trust and other ETFs outside of the Trust.

The Board also considered other services provided to the Fund by the Adviser, such as arranging for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate; administering the Fund’s business affairs; providing office facilities and equipment and certain clerical, bookkeeping, and administrative services; liaising with and reporting to the Board on matters relating to Fund operations, portfolio management and other matters essential to the Fund’s business activities; supervising the Fund’s registration as an investment company and the offering of its shares to the public, including oversight and preparation of regulatory filings; working with ETF market participants, including authorized participants, market makers, and exchanges, to help facilitate an orderly trading environment for the Fund’s shares; and providing its officers and employees to serve as officers or Trustees of the Trust.

Based on the factors discussed above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent, and quality of the services provided to the Fund by the Adviser and each Sub-Adviser.

Performance

The Board reviewed the Fund’s performance in light of the Fund’s stated investment objective of seeking high current income and capital appreciation. The Board was provided with reports regarding the performance of the Fund, including a report prepared by ISS, an independent third party, comparing the Fund’s performance to the performance of a group of peer funds, as well as a report comparing the Fund’s performance to the performance of its benchmark, for various time periods. The Board noted that the Fund is actively managed, and that the Fund’s total return performance generally underperformed its benchmark and generally performed in line (slightly higher or lower depending on the given time period) in comparison to its peer funds. The Board considered the Adviser’s supervision of the Sub-Advisers as part of the Board’s consideration of the nature, quality, and extent of ETC’s services, as described above. The Board further noted that it received regular reports regarding the Fund’s performance at its quarterly meetings.

EXCHANGE LISTED FUNDS TRUST Board Consideration of Approval of ADVISORY AND Sub-Advisory AgreementS (Concluded)	June 30, 2021 (Unaudited)

Cost of Advisory Services and Profitability

The Board reviewed the advisory fee paid to the Adviser and the sub-advisory fees paid by the Adviser to each Sub-Adviser for their respective services provided to the Fund under the Agreements. The Board reviewed a report prepared by ISS, an independent third party, comparing the Fund’s advisory fee to those paid by a group of peer funds. The Board noted that the Fund’s advisory fee was toward the higher end of the range of advisory fees paid by the peer funds. The Board took into account that due to the specialized nature of the Fund’s strategy, there are limitations in comparing its advisory fee to those of other funds and the information provided by the third-party report may not provide meaningful direct comparisons to the Fund. The Board took into consideration that the advisory fee for the Fund is a “unitary fee,” meaning that the Fund pays no expenses other than the advisory fee and certain expenses customarily excluded from unitary fee arrangements, such as underlying investment company fees, brokerage commissions, taxes, and interest. The Board noted that under the Agreements, the Adviser is responsible for compensating the Fund’s other service providers and paying the Fund’s other expenses out of its own fee and resources and that, while the Fund’s sponsor, Cobalt Falcon, LLC, has agreed to assume such responsibility, the Adviser is ultimately responsible for ensuring the obligation to the Fund is satisfied. The Board considered that the sub-advisory fees are paid by the Adviser, not the Fund, and that the fees reflect an arm’s length negotiation between the Adviser and each Sub-Adviser. The Board further found that the fees reflected a reasonable allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board considered information provided about the costs and expenses incurred by the Adviser and each Sub-Adviser in providing advisory and sub-advisory services, evaluated the compensation and benefits received by the Adviser and each Sub-Advisers from each firm’s relationship with the Fund, and reviewed profitability analyses from the Adviser and WhiteStar with respect to the Fund. In light of this information, the Board concluded that the advisory and sub-advisory fees appeared reasonable in light of the services rendered.

Economies of Scale

The Board considered for the Fund whether economies of scale have been realized. The Board concluded that no significant economies of scale have been realized by the Fund and that the Board will have the opportunity to periodically reexamine whether such economies have been achieved.

Conclusion

No single factor was determinative of the Board’s decision to approve the continuance of the Agreements on behalf of the Fund; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including the Independent Trustees, determined that the Agreements, including the compensation payable thereunder, were fair and reasonable to the Fund. The Board, including the Independent Trustees, therefore determined that the approval of the continuance of the Agreements was in the best interests of the Fund and its shareholders.

EXCHANGE LISTED FUNDS TRUST Review of Liquidity Risk Management Program	June 30, 2021 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Fund”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of its shareholders. The Trust’s liquidity risk management program (the “Program”), which adopts the liquidity risk management policies and procedures of Exchange Traded Concepts, LLC, the Trust’s investment adviser (the “Adviser”), is tailored to reflect the Fund’s particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of the Fund.

The Adviser, which is the administrator of the Program, has formed a Liquidity Risk Working Group (“LRWG”) consisting of certain individuals from ETC’s portfolio management, capital markets, and legal and compliance teams. The LRWG is responsible for conducting an initial assessment of the liquidity risk of the Fund and to manage the liquidity risk of the Fund on an ongoing basis. Meetings of the LRWG are held no less than monthly.

At the March 2021 meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2020. The report concluded that the Program is adequately designed to assess and manage the Fund’s liquidity risk and has been effectively implemented. The report reflected that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

EXCHANGE LISTED FUNDS TRUST OTHER INFORMATION	June 30, 2021 (Unaudited)

Trademark License/Disclaimers

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Qualified Interest Income

For the year ended June 30, 2021, 91.06% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund is designated as qualified interest income.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for various time periods can be found on the Fund’s website at www.hyldetf.com.

EXCHANGE LISTED FUNDS TRUST TRUSTEES	June 30, 2021 (Unaudited)

Set forth below is information about each of the persons currently serving as a Trustee of the Trust. The address of each Trustee of the Trust is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120. The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Trust’s Trustees. The SAI is available without charge, upon request, by calling toll-free (844) 880-3837 or at www.hyldetf.com.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen By Trustee	Other Directorships held by Trustee
Interested Trustee
Richard Hogan (1961)	Trustee and Secretary	Since 2012	Director, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2002); Secretary, Exchange Traded Concepts Trust (since 2011); Managing Member, Yorkville ETF Advisors (2011 to 2016).	18	Board Member of Peconic Land Trust of Suffolk County, NY.
Independent Trustees
Timothy J. Jacoby (1952)	Trustee	Since 2014	Senior Partner, Deloitte & Touche LLP, Private Equity/Hedge Fund/Mutual Fund Services Practice (2000 to 2014).	36	Independent Trustee, Edward Jones Money Market Fund (since 2017); Audit Committee Chair, Perth Mint Physical Gold ETF (2018 to 2021).
David M. Mahle (1943)	Trustee	Since 2012	Consultant, Jones Day (2012 to 2015); Of Counsel, Jones Day (2008 to 2011); Partner, Jones Day (1988 to 2008).	18	Independent Trustee, Exchange Traded Concepts Trust (2012 to 2020).
Linda Petrone (1962)	Trustee	Since 2019	Founding Partner, Sage Search Advisors (since 2012).	36	None.

(1)  Each Trustee shall serve during the continued life of the Trust until he or she dies, resigns, reaches mandatory retirement age (unless service is extended), is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

(2)  The Fund complex includes each series of the Trust and of Exchange Traded Concepts Trust.

EXCHANGE LISTED FUNDS TRUST OFFICERS	June 30, 2021 (Unaudited)

Set forth below is information about each of the persons currently serving as officers of the Trust. The address of J. Garrett Stevens, Richard Hogan, James J. Baker, Jr. and Matthew Fleischer is c/o Exchange Listed Funds Trust, 10900 Hefner Pointe Drive, Suite 400, Oklahoma City, Oklahoma 73120; and the address of Christopher W. Roleke is Foreside Management Services, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110.

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years
J. Garrett Stevens (1979)	President	Since 2012

Investment Adviser/Vice President, T.S. Phillips Investments, Inc. (since 2000); Chief Executive Officer, Exchange Traded Concepts, LLC (since 2009); President, Exchange Traded Concepts Trust (since 2011).

Richard Hogan (1961)	Trustee and Secretary	Since 2012

Director, Exchange Traded Concepts, LLC (since 2011); Private Investor (since 2003); Trustee and Secretary, Exchange Listed Funds Trust (since 2011); Managing Member, Yorkville ETF Advisors (2011 to 2016).

Christopher W. Roleke (1972)	Treasurer	Since 2012	Managing Director/Fund Principal Financial Officer, Foreside Management Services, LLC (since 2011).
James J. Baker Jr. (1951)	Assistant Treasurer	Since 2015	Managing Partner, Exchange Traded Concepts, LLC (since 2011); Managing Partner, Yorkville ETF Advisors (2012 to 2016); Vice President, Goldman Sachs (2000 to 2011).
Matthew B. Fleischer (1983)	Chief Compliance Officer	Since 2021

Associate Counsel, Ameriprise Financial, Columbia Threadneedle Funds (2015 to 2017); Vice President, Compliance, Goldman Sachs Group, Inc., Goldman Sachs Asset Management Funds (2017 to 2021); Exchange Listed Funds Trust, Chief Compliance Officer (Since 2021); Exchange Traded Concepts Trust, Chief Compliance Officer (since 2021).

(1)  Each officer serves at the pleasure of the Board of Trustees.

10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Investment Adviser:

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, OK 73120

Investment Sub-Advisers:

MacKay Shields, LLC
1345 Avenue of the Americas
New York, NY 10105

WhiteStar Asset Management LLC
200 Crescent Court, Suite 1175
Dallas, TX 75201

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, DC 20004

Proxy Voting Information

Exchange Traded Concepts’ proxy voting policies and procedures are attached to the Fund’s SAI, which is available without charge by visiting the Fund’s website at www.hyldetf.com or the SEC website at www.sec.gov or by calling toll-free (844) 880-3837.

In addition, a description of how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available without charge upon request by calling collect (844) 880-3837 or on the SEC’s website at www.sec.gov.

Quarterly Portfolio Holdings Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal period as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. In addition, the Fund’s full portfolio holdings are updated daily and available on the Fund’s website at www.hyldetf.com.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer.  This code of ethics is included as Exhibit 13(a)(1).

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, not any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Timothy J. Jacoby, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

2021	2020
$ 17,000	$ 17,000

Audit fees, paid to Cohen Fund Audit Services, Ltd., relate to the audit of the registrant's annual financial statements and the consent issued and included with the registrant's post-effective registration statements.

(b) Audit-Related Fees:

2021	2020
$ -	$ -

(c) Tax Fees:

2021	2020
$ 3,500	$ 3,500

These tax fees relate to the review of the registrant’s tax returns, and review of income and capital gain distribution calculations. These fees were paid to Cohen Fund Audit Services, Ltd.

(d) All Other Fees:

2021	2020
$ -	$ -

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require preapproval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)

2021	2020
$ -	$ -

(f) Not applicable.

(g)

2021	2020
$ 3,500	$ 3,500

(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are Timothy J. Jacoby (chairman), David Mahle, and Linda Petrone.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Exchange Listed Funds Trust

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	August 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Garrett Stevens
J. Garrett Stevens, President and Principal Executive Officer

Date	August 16, 2021

By (Signature and Title)	/s/ Christopher W. Roleke
Christopher W. Roleke, Principal Financial Officer

Date	August 16, 2021